seal  STATE OF CONNECTICUT
      INSURANCE DEPARTMENT
      STATE OFFICE BUILDING   HARTFORD, CONNECTICUT 06115

Vol 1133
0510

This is to Certify, that The attached certificate amending the Certificate of Incorporation of American Skandia Life Assurance Corporation is Approved.




Witness my hand and official seal, at Hartford,
This  9th day of February    1989

/s/ Peter F. Kelly
Insurance Commissioner

                                     Form 2

                            CERTIFICATE OF SECRETARY
                                       OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       AND
                   SKANDIA U.S. INVESTMENT HOLDING CORPORATION


The undersigned, being the duly elected Secretary of American Skandia Life Assurance Corporation (the "Corporation") and Skandia U.S. Investment Holding Corporation, the Corporation's sole shareholder, hereby certifies that the following resolutions were duly adopted by Unanimous Consent to Action Taken Without a Meeting by the Board of Directors of the Corporation and by the Board of Directors of Skandia U.S. Investment Holding Corporation on October 17, 1988, and are in full force and effect as of the date of this certificate:

      RESOLVED, that the Certificate of Incorporation be amended to reflect the change in the Corporation's principal office to Shelton, Connecticut as follows:

      Section 4, line 2, delete "City of Hartford" and substitute "Town of Shelton".

      RESOLVED, that the par value of the Corporation's share of Class A and Class B common stock be decreased from $100.00 per share to $80.00 per share thereby  decreasing  the  current  stated  capital of the  Corporation  from its present level of $2,500,000.00 to $2,000,000.00, said decrease to be accomplished through a corresponding increase in the Corporation's surplus accounts and that the officers of the Corporation be and hereby are authorized and directed to take such action as is necessary to amend the Corporation's Certificate of Incorporation in order to effect such change in par value, including preparing and filing amendments to the Corporation's Certificate of Incorporation and obtaining such state insurance regulatory approvals as may be required.

      RESOLVED, that the present requirement for a staggered Board of Directors be eliminated by amending the Corporation's Certificate of Incorporation as follows:

      Section  4,  line  6,  delete  the  phrase,   "and  provided  further  the
classification shall be such that the term of one or more classes shall expire each succeeding year" and insert a period in line 6 following the word years".

      In Witness Whereof, the undersigned has duly executed this Secretarial Certificate the 7 day of February, 1989.


                                /s/William J. Lazarou
                                William J. Lazarou
                                Secretary


[NW] CSM.321

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION
By action of  ___INCORPORATORS
              ___BOARD OF DIRECTORS
              XX BOARD OF DIRECTORS
                  AND SHAREHOLDERS
                  (Stock Corporation)
              ___BOARD OF DIRECTORS
                  AND MEMBERS
                  (Nonstock Corporation)
                                                                          100.00
                                                             For office use only
                                                                     Account No.
                                                                        Initials

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.  NAME OF CORPORATION                                                    DATE
       American Skandia Life Assurance Corporation                  Feb. 8, 1988

2.  The Certificate of incorporation is  XX  A.  AMENDED ONLY
                                       ___B.  AMENDED AND RESTATED

                                       ___C.  RESTATED ONLY   by the following
                                              resolution

                               See Attached Rider

3.  (Omit if 2A is checked)
    (a)The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)

    (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS
__4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote if any)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
SIGNED                                      SIGNED                                      SIGNED

                                            APPROVED

(All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
SIGNED                                      SIGNED                                      SIGNED

                                    Continued

BY ACTION OF BOARD OF DIRECTORS
__4. (Omit if 2C is checked.)  The above resolution was adopted by the board of directors acting alone,
__there being no shareholders or subscribers.
__the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
__the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such resolution is:

6. The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)


SIGNED (SECRETARY OR ASSISTANT SECRETARY)


BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
X 4. The above resolution was adopted by the board of directors and by shareholders.

    5.  Vote of shareholders:
         (a) (Use if no shares are required to be voted as a class) NUMBER OF SHARES ENTITLED TO VOTE
                           100
         TOTAL VOTING POWER
                           100
         VOTE REQUIRED FOR ADOPTION
                           67
         VOTE FAVORING ADOPTION
                           100
         (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
Robert B. Goode, Jr. President

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
William J. Lazarou, Secretary

SIGNED (President or Vice President)
/s/Robert B. Goode, Jr

SIGNED (Secretary or Assistant Secretary)
/s/William J. Lazarou, Secretary


  BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
 __ 4.The above resolution was adopted by the board of directors and by members.

     5.  Vote of members:
        (a)  (Use if no members are required to vote as a class.)
              NUMBER OF MEMBERS VOTING
              TOTAL VOTING POWER
              VOTE REQURIED FOR ADOPTION
              VOTE FAVORING ADOPTION

        (b)(If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)


SIGNED (Secretary or Assistant Secretary)


  FOR OFFICE USE ONLY

  FILING FEE
        $30.20
  CERTIFICATION FEE
        $40.80
  TOTAL FEES
        $170.00

SIGNED (For secretary of the State)  (4CC's)



CERTIFIED COPY SENT ON (Date)


TO


CARD                                                                 REC & 4CC'S
                                                                         2/14/89
                                                                 INFOSEARCH, INC
                                                                  30 HIGH STREET
                                                             HARTFORD, CT  06103
                                                         INFOSEARCH WILL PICK UP

RIDER


RESOLVED, that the Certificate of Incorporation be amended to reflect the change in the Corporation's principal office to Shelton, Connecticut as follows:

Section 4, line 2, delete "City of Hartford" and substitute "Town of Shelton".

RESOLVED, that the par value of the Corporation's shares of Class A and Class B common stock be decreased from $100.00 per share to $80.00 per share thereby decreasing the current stated capital of the Corporation from its present level of $2,500,000.00 to $2,000,000.00 said decrease to be accomplished through a corresponding increase in the Corporation's surplus accounts and that the officers of the Corporation be and hereby are authorized and directed to take such action as is necessary to amend the Corporation's Certificate of Incorporation in order to effect such change in par value, including preparing and filing amendments to the Corporation's Certificate of Incorporation and obtaining such state insurance regulatory approvals as may be required.

RESOLVED, that the present requirement for a staggered Board of Directors be eliminated by amending the Corporation's Certificate of Incorporation as follows:

Section 4, line 6, delete the phrase, "and provided further the classification shall be such that the term of one or more classes shall expire each succeeding year" and insert a period in line 6 following the word years".

[NW] CSM.323

                            CERTIFICATE OF SECRETARY
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION



The undersigned, being duly elected Secretary of American Skandia Life Assurance Corporation (the "Corporation"), does hereby certify that the annexed Certificate of Incorporation of the Corporation, together with the annexed amendments to such Certificate of Incorporation, are true and correct copies of the originals, as are currently in full force and effect.

In witness whereof, the undersigned has executed this certificate this 25th day of July, 1988.




                                /s/William J. Lazarou
                                William J. Lazarou
                                Secretary, American Skandia
                                Life Assurance Corporation


JTB 31.15

                              HOUSE BILL NO. 5920.
                               SPECIAL ACT NO. 136

AN ACT CONCERNING THE INCORPORATION OF HARTFORD INSURANCE GROUP LIFE INSURANCE COMPANY.

Be it enacted by the Senate and House of Representatives in General Assembly convened:

SECTION 1. H.V. Williams, J.W. Clarke and D.C. Thomas, with such other persons as may hereafter be associated with them, their successors and assigns forever, are created a body politic and corporate by the name of Hartford Insurance Group Life Insurance Company, with power under that name to sue and be sued; to plead and be impleaded in the courts of this state and elsewhere; to adopt a common seal and alter the same at pleasure; to purchase, acquire and hold both real and personal property of every kind, and, to sell, grant, alien, invest, use and dispose of the same for the purposes of the corporation; to make such bylaws and regulations as may be deemed proper for the management of the affairs of the corporation, and from time to time to amend the same; and generally to do and cause to be done and executed all such acts as may seem necessary and proper within the limitations herein contained. If any of said incorporators is, for any reason, unable to act, the remaining incorporators are authorized to name a successor to act in his place and stead.

SEC. 2. Said corporation may make insurance upon lives, may grant and issue annuities, either in connection with or separate from contracts of insurance predicated upon life risks, may issue policies stipulated to be with or without participation in profits, may issue policies or certificates of insurance against loss of life or personal injury resulting from any cause, and against loss resulting from disease or accident, and against any other casualty or risk which may be subject to life, accident or health insurance. Said corporation in addition to the foregoing is authorized generally to do a life, accident and health insurance business, and is authorized to insure against any and all hazards against which life, accident and health insurance companies are on the effective date of this act, or may thereafter at any time be, authorized to insure by the laws of this state, or of any other state or territory of the United States or foreign countries in which the company may be licensed to carry on business. In addition to the foregoing powers, the purposes of said corporation are all those permitted by the Stock Corporation Act and other applicable laws of this state.

SEC. 3. (a) The capital with which said corporation shall commence business shall not be less than two hundred and fifty thousand dollars and may, from time to time, be increased when authorized by the stockholders to any sum not exceeding in the whole twenty million dollars, and shall be divided into shares of the par value of not less than one dollar each.

(b) The corporation, from time to time, may change the par value and number of shares of its issued and outstanding capital stock, but no such change shall be valid unless approved by a vote of at least two-thirds of the stock represented at a meeting of the stockholders duly warned and held for that purpose nor unless a majority of the directors shall make, sign and swear to and file in the office of the secretary of the state a certificate stating that such change has been duly approved by the stockholders and setting forth a copy of the vote of the stockholders, which vote shall show the details of such change.

(c) The corporation may, from time to time, and to the amount of capital stock authorized by its certificate of incorporation, issue shares of stock with the same par value as its then outstanding capital stock. There shall be no pre-emptive right to additional shares of stock issued by the corporation.

(d) The shares of the capital stock shall be subscribed and paid for at such sum in cash per share, not less than par, as the incorporators shall prescribe, and the subscribers therefor shall, at the time of subscription, pay to the commissioners hereinafter named, for the use of the corporation, not less than ten per cent of the par value thereof. The balance due upon such subscriptions shall be paid to the corporation in such installments and at such times as the directors shall determine, provided the entire capital stock to the amount of not less than two hundred and fifty thousand dollars and a surplus of not less than two hundred and fifty thousand dollars shall be paid in, in cash, before said corporation shall commence business.

SEC. 4. The principal office of the corporation shall be located in the city of Hartford, and the affairs of the corporation shall be managed by a board of not fewer than nine directors. Such directors may be classified as to their terms of office for terms established by the bylaws, provided no directors shall be elected for a shorter term than one year nor for a longer term than five years, and provided further the classification shall be such that the term of one or more classes shall expire each succeeding year. The first meeting of the subscribers shall be held at a time and place within the city of Hartford to be appointed for that purpose by the commissioners hereinafter named, and written notice of such meeting, stating the time and place thereof, shall be given by the commissioners to each subscriber in person or by mail at least five days before such meeting. At such meeting or at any adjournment thereof the subscribers to the capital stock may adopt such bylaws, rules and regulations as may be deemed proper for the regulation of the affairs of the corporation, and shall elect by ballot not less than nine persons to serve as directors until the first annual meeting and until others are chosen in their stead.

SEC. 5. The annual meetings of the corporation, after the first meeting as aforesaid, shall be held at such time in each year and upon such notice as the bylaws shall prescribe. If the corporation fails to hold its annual meeting at the time specified for the same in any year, or fails to elect directors thereat, the corporation shall not be dissolved nor its rights impaired thereby, but a special meeting for that purpose shall be called by the president or by a majority of the directors of said corporation in case of his refusal or neglect so to do, and in case of the refusal of the president and of the directors to call such meeting, such special meeting may be called by the holders of one-tenth of the capital stock, upon the same notice as is required by the bylaws for calling an annual meeting, and at such meeting, directors to fill the places of the directors whose terms of office shall have expired may be elected.

SEC. 6. The directors shall determine how many of their number, not fewer than five, shall constitute a quorum for the transaction of business, and may fill any vacancy which may occur in the board between the annual meetings of the stockholders, by choosing a director to act until the next annual meeting and until a successor shall be chosen.

SEC. 7. The directors shall choose a president, a vice president, a treasurer and one or more secretaries of the corporation, and may appoint such other officers and authorize the employment or appointment of clerks, agents or other employees or representatives and may authorize the establishment of such agencies in this state and elsewhere as shall be deemed advisable for conducting the business of the corporation, prescribe the duties and fix the compensation of officers and employees and take bonds of any of them for the faithful performance of his duty. The president shall be chosen from the directors, and any officer or employee of the corporation may be displaced and a new one appointed at the pleasure of the directors.

SEC. 8. The president shall have power at any time to call a special meeting of stockholders, upon such notice as the bylaws shall prescribe, and he shall call such special meeting when requested in writing by the holders of at least one-tenth of the capital stock, and in case of his refusal or neglect to call a meeting on such request, such stockholders may call the same.

SEC. 9. At all meetings of the stockholders all questions shall be determined by a majority vote of those present, allowing one vote to each share, and stockholders shall be entitled to vote in person or by proxies duly appointed.

SEC. 10. Subject to the approval of the insurance commissioner, said corporation my enter into a merger or consolidation with one or more other insurance companies organized within or without this state or acquire the assets thereof by issuance of shares of its stock or otherwise, whether or not the charter of such other company expressly so provides. The provisions of the general statutes relating to the merger or consolidation of corporations, or relating to the acquisition of assets of other corporations, shall apply to any such merger, consolidation or acquisition of assets.

SEC. 11. To carry out the purposes of this act and to organize said corporation, H.V. Williams, J.W. Clarke and D.C. Thomas are appointed commissioners to open books of subscription and to receive subscriptions to the capital stock of said corporation, to receive the first installment on such subscriptions, to close the subscription books when the capital stock shall have been subscribed to the full amount, not less than two hundred and fifty thousand dollars, with which the incorporators shall have determined to commence business, and, if the capital stock is oversubscribed, to apportion the same in their discretion among the subscribers. When the capital stock has been so subscribed, said commissioners, or a majority of them, shall call the first meeting of the subscribers as provided in section 4 of this act for the purposes therein set forth, and when the bylaws have been adopted and the directors chosen, and the board of directors so chosen have been organized by the choice of a president and a secretary, the commissioners shall pay over to the officers of the corporation all moneys received by them upon subscriptions to the capital stock, and said corporation shall thereupon be deemed to be fully organized. If any of said commissioners is, for any reason, unable to act, the remaining commissioners are authorized to name a successor or successors to act in his place and stead.

SEC. 12. This charter shall be void unless said corporation shall be organized and a certificate of such organization shall be executed and filed according to law on or before October 3, 1971.

Certified as correct by

                           -----------------------------------------
                                Legislative Commissioner.

                           -----------------------------------------
                                Clerk of the Senate.

                           -----------------------------------------
                                Clerk of the House.

                           Approved May 21, 1969.

                           -----------------------------------------
                                Governor.

                           FILED State of Connecticut
                              Jul 24 1969 - 8:30 AM
                  Ella T. Grasso Secretary of State By________
                                  /s/_________


                                      Card
                                      List
                                   Proof HN-LA

                               Day, Berry & Howard
                              1 Constitution Plaza
                                 Hartford, Conn
                               /s/Michael Halloran

                CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION
                           BY ACTION OF INCORPORATORS



1. The name of the  corporation  is  Hartford  Insurance  Group  Life  Insurance
Company.

2. The Certificate of Incorporation is amended only by the following resolution of incorporators:

           RESOLVED:  That  subsections  (a) and (d) of  Section  3,  Section 4,
Section 6, Section 9 and Section 11 of the Corporation's certificate of incorporation, as that term is defined in the Connecticut Stock Corporation Act, is amended to read as follows:

                Section 3(a). The capital with which said Corporation shall commence business shall be not less than two hundred and fifty thousand dollars and may, from time to time, be increased when authorized by the stockholders to any sum not exceeding in the whole twenty million dollars. The initial capital stock of the Corporation shall consist of one hundred shares of Common Stock, ten dollars par value per share, and twenty-four thousand nine hundred shares of Non-Voting Common Stock, ten dollars par value per share, which Non-Voting Common Stock shall be identical in all respects to the Common Stock of the Corporation except that the Non-Voting Common Stock shall have no voting power or right to notice of any meeting.

                (d) The shares of the capital stock shall be subscribed and paid for at such sum in cash per share, not less than par, as the incorporators shall prescribe, and the subscribers therefor shall, at the time of subscription, pay to the commissioners hereinafter named, for the use of the corporation, not less than ten per cent of the par value thereof. The balance due upon such subscriptions shall be paid to the corporation in such installments and at such times as the directors shall determine, provided the entire capital stock to the amount of not less than two hundred and fifty thousand dollars and a surplus of not less than two hundred and fifty thousand dollars shall be paid in, in cash, before said corporation shall commence any insurance business.

                Section 4. The principal office of the corporation shall be located in the city of Hartford, and the affairs of the corporation shall be managed by a board of not fewer than three directors. Such directors may be classified as to their terms of office for terms established by the by-laws, provided no directors shall be elected for a shorter term than one year nor for a longer term than five years, and provided further the classification shall be such that the term of one or more classes shall expire each succeeding year. The first meeting of the subscribers shall be held at a time and place within the city of Hartford to be appointed for that purpose by the commissioners hereinafter named, and written notice of such meeting, stating the time and place thereof, shall be given by the commissioners to each subscriber in person or by mail at least five days before such meeting. At such meeting or at any adjournment thereof the subscribers to the capital stock may adopt such by-laws, rules and regulations as may be deemed proper for the regulation of the affairs of the corporation, and shall elect by ballot not less than three persons to serve as directors until the first annual meeting and until others are chosen in their stead.

                Section 6. The directors shall determine how many of their number, not fewer than two, shall constitute a quorum for the transaction of business, and may fill any vacancy which may occur in the board between the annual meetings of the stockholders, by choosing a director to act until the next annual meeting and until a successor shall be chosen.

                Section 9. At all meetings of the stockholders all questions shall be determined by a majority vote of those present, allowing one vote to each share of Common Stock, and stockholders shall be entitled to vote in person or by proxies duly appointed.

                Section  11.  To  carry  out the  purposes  of  this  act and to organize said corporation, H.V. Williams, J.W. Clarke and D.C. Thomas are appointed commissioners to open books of subscription and to receive subscriptions to the capital stock of said corporation, to receive the first installment on such subscriptions, to close the subscription books when the capital stock shall have been subscribed to the full amount, not less than two hundred and fifty thousand dollars, with which the incorporators shall have determined to commence any insurance business, and, if the capital stock is oversubscribed, to apportion the same in their discretion among the subscribers. When the capital stock has been so subscribed, said commissioners, or a majority of them, shall call the first meeting of the subscribers as provided in section 4 of this act for the purpose therein set forth, and when the by-laws have been adopted and the directors chosen, and the board of directors so chosen have been organized by the choice of a president and a secretary, the commissioners shall pay over to the officers of the corporation all moneys received by them upon subscriptions to the capital stock, and said corporation shall thereupon be deemed to be fully organized. If any of said commissioners is, for any reason, unable to act, the remaining commissioners are authorized to name a successor or successors to act in his place and stead.

3. There are no subscribers to the shares of the capital stock of the Corporation and, as provided in Section 33-360(b)(1) of the Connecticut General Statutes, as amended, the above resolution was adopted by vote of two-thirds of the incorporators.

      Dated at Hartford, Connecticut, this 23rd day of July, 1969.


                           ------------------------------
                           /s/  H.V. Williams


                           ------------------------------
                           /s/  D.C. Thomas

                      BEING TWO-THIRDS OF THE INCORPORATORS

STATE OF CONNECTICUT  :
                      :    ss.       July 23, 1969
COUNTY OF HARTFORD    :

      Personally appeared H.V. Williams and D.C. Thomas and made oath to the truth of the foregoing certificate by them signed, before me.

                           _/s/Michael Halloran
                                Notary Public

                           FILED State of Connecticut
                              Jul 24 1969 - 8:30 AM
                        Ella T. Grasso Secretary of State
                               /s/________________



                                      Card
                                      List
                                   Proof HN-LA

                               Day, Berry & Howard
                              1 Constitution Plaza
                                 Hartford, Conn
                              /s/ Michael Halloran

              CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY

                  ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS



1. The name of the Corporation is Hartford Variable Annuity Life Insurance Company.

2. The Certificate of Incorporation is amended only by the following Resolution of Directors and Shareholders:

           RESOLVED: That Subsection 3(a) of the Corporation's Certificate of Incorporation is amended to increase the par value of the Corporation's shares from sixty dollars ($60) to eighty dollars ($80) per share, as follows:

           The capital  stock of the  Corporation  shall  consist of one hundred
(100) shares of Common Stock, eighty dollars ($80) par value per share, and twenty-four thousand nine hundred (24,900) shares of Non-Voting Common Stock, eighty dollars ($80) par value per share, which Non-Voting Common Stock shall be identical in all respects to the Common Stock of the Corporation except that the Non-Voting Common Stock shall have no voting power or right to notice of any meeting.

3. The above Resolution was adopted by the Board of Directors and by the Shareholders.

4.    Vote of Shareholders:

      No. of Shares        Total Voting         Vote Required        Vote
       Entitled to         Power of Shares             for           Favoring
            Vote      Entitled to Vote              Adoption         Adoption

          100                    100                    67               100

5. The number of affirmative votes of Directors required to adopt such Resolution is 12. The number of Director votes in favor of the Resolution was 12.

Dated at Hartford, Connecticut this 30th day of September, 1980.

We hereby declare, under penalties of false statement, that the statements made in the foregoing Certificate are true.

      /s/  George H. Rieger                /s/  William A. McMahon
      Senior Vice President                Secretary


                              State of Connecticut
                                      Filed
                                  Sep 30, 1980
                               Secretary of State

Seal
                              STATE OF CONNECTICUT
                              INSURANCE DEPARTMENT

                STATE OFFICE BUILDING HARTFORD, CONNECTICUT 06115



  This Is to Certify, that HARTFORD VARIABLE ANNUITY LIFE INSIJRANCE COMPANY is authorized to amend its Restated Certificate of incorporation by increasing the par value of its shares of common capital stock to $100.00 each for a total authorized capital of $2,500,000.00.


                                 Witness my hand and official seal, at Hartford,
                                                     this 3rd day of August 1984



                                                          /s/

                                                          Insurance Commissioner
FILED
STATE OF CONNECTICUT
Aug - 3 1984

/s/
Secretary of the State
By  /s/______3:00 P.M.                                               F.F.  $4.00

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION           By ACTION OF___INCORPORATORS
                           ___BOARD OF DIRECTORS
                           __X BOARD OF DIRECTORS
                               AND SHAREHOLDERS
                               (Stock Corporation)
                           __BOARD OF DIRECTORS AND MEMBERS
                               (Nonstock Corporation)

   STATE OF CONNECTICUT                                      For office use only
   SECRETARY OF STATE                                        ACCOUNT NO.
                                                             INITIALS

1.  Name of Corporation                                           Date
         Hartford Variable Annuity Life Insurance Company         August 2, 1984

2. The Certificate of  incorporation is X A AMENDED ONLY B. AMENDED AND RESTATED
C. RESTATED ONLY by the following resolution

RESOLVED,   that  Section  3  of  the  Corporation's   Restated  Certificate  of
Incorporation be amended to read as follows:

          "Section 3. The capital stock of the Corporation shall consist of one hundred (100) shares of Common Stock, one hundred dollars ($100) par value per share and twenty-four thousand nine hundred (24,900) shares of Non-Voting Common Stock, one hundred dollars ($100) par value per share, for a total authorized capital of two million five hundred thousand dollars ($2,500,000). The Non-Voting Common Stock shall be identical in all respects to the Common Stock of the Corporation except that the Non-Voting Stock shall have no voting power or right to notice of any meeting. There shall be no preemptive right to additional shares of stock issued by the Corporation."

3. (Omit if 2 A is checked.)
        (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: Indicate amendments made, if any, if more, so indicate)

        (b)  Other  than as  indicated  in Par.  3(a),  there is no  discrepancy
between  the  provisions  of  the  original   Certificate  of  Incorporation  as
supplemented to date, and the provisions of the Certificate of Incorporation.

BY ACTION OF INCORPORATORS
__4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote if any)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
SIGNED                                      SIGNED                                      SIGNED

                                           APPROVED

       (All subscribers, or if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
SIGNED                                      SIGNED                                      SIGNED

                                    Continued

BY ACTION OF BOARD OF DIRECTORS
__4. (Omit if 2C is checked.)  The above resolution was adopted by the board of directors acting alone,
__there being no shareholders or subscribers.
__the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
__the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such resolution is:

6. The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)

/s/

SIGNED (Secretary or Assistant Secretary)

/s/

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
X 4. The above resolution was adopted by the board of directors and by shareholders.

    5.  Vote of shareholders:
         (a) (Use if no shares are required to be voted as a class) NUMBER OF SHARES ENTITLED TO VOTE
                           100
         TOTAL VOTING POWER
                           100
         VOTE REQUIRED FOR ADOPTION
                           67
         VOTE FAVORING ADOPTION
                           100
         (b) (If shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
Edward N. Bennett (Sr. Vice President)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
Robert C. Fischer (Secretary)

SIGNED (President or Vice President)
/s/Edward N. Bennett

SIGNED (Secretary or Assistant Secretary)
/s/Robert C, Fischer


  BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
  __4.The above resolution was adopted by the board of directors and by members.

     5.  Vote of members:
        (a)  (Use if no members are required to vote as a class.)
              NUMBER OF MEMBERS VOTING
              TOTAL VOTING POWER
              VOTE REQURIED FOR ADOPTION
              VOTE FAVORING ADOPTION

        (b)(If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

FILED
STATE OF CONNECTICUT
8/3/84
/S/ secretary of State

SIGNED (President or Vice President)

/s/

SIGNED (SECRETARY OR ASSISTANT SECRETARY

/s/

  FOR OFFICE USE ONLY

  FILING FEE
        $30.00
  CERTIFICATION FEE
        $27
  TOTAL FEES
        $57

SIGNED (For secretary of the State)
Rec to:  sent 8/31

CERTIFIED COPY SENT ON (Date)
8/6/84                                                             INITIALS /s/

TO
Hartford Variable Annuity Life Ins. Co.
Hartford Plaza, Hartford, Ct  06115


CARD     LIST     PROOF

FILED
STATE OF CONNECTICUT
AUG - 3 1984
/s/
SECRETARY OF THE STATE
By [   ]/s/                                                      Time 3:00 P.M.

                                                                           FILED
                                                            STATE OF CONNECTICUT
                                                                      Aug 4 1976
                                                          /s/ SECRETARY OF STATE
                                                   /s/            Time 9:50 A.M.



             Hartford Variable Annuity Life Insurance of Connecticut


                       CERTIFICATE AMENDING CERTIFICATE OF
                        INCORPORATION BY ACTION OF BOARD
                          OF DIRECTORS AND SHAREHOLDERS


1. The name of the  Corporation  is  Hartford  Insurance  Group  Life  Insurance
Company.

2. The Certificate of Incorporation is amended only by the following Resolution of directors and shareholders:

       RESOLVED:  That  Section  1,  Subsections  (b) and (d) of  Section 3, and
Section 7 of the Corporation's Certificate of Incorporation are amended to read as follows:

      Section 1.H.V. Williams, J.W. Clarke and D.C. Thomas, with such other persons as may hereafter be associated with them, their successors and assigns forever, are created a body politic and corporate by the name of Hartford Variable Annuity Life Insurance Company of Connecticut, with power under that name to sue and be sued; to plead and be impleaded in the courts of this state and elsewhere; to adopt a common seal and alter the same at pleasure; to purchase, acquire and hold both real and personal property of every kind, and to sell, grant, alien, invest, use and dispose of the same for the purposes of the Corporation, and from time to time to amend the same; and generally to do and cause to be done and executed all such acts as may seem necessary and proper within the limitations herein contained. If any of said incorporators is, for any reason, unable to act, the remaining incorporators are authorized to name a successor to act in his place and stead.

      Section 3(b). The Corporation, from time to time, may change the par value and number of shares of its issued and outstanding capital stock, but no such change shall be valid unless approved by a vote of at least two-thirds of the stock represented at a meeting of the stockholders duly warned and held for that purpose nor unless a certificate shall be sworn to and filed in the office of the secretary of the state stating that such change has been duly approved by the stockholders and setting forth a copy of the vote of the stockholders, which vote shall show the details of such change.

      Section 3(d). The shares of the capital stock shall be subscribed and paid for at such sum in cash per share, not less than par, as the incorporators shall prescribe, and the subscribers therefor shall, at the time of subscription, pay to the commissioners hereinafter named, for the use of the Corporation, not less than ten percent of the par value thereof. The balance due upon such subscriptions shall be paid to the Corporation in such installments and at such times as the directors shall determine, provided the entire capital stock to the amount of not less than two hundred and fifty thousand dollars shall be paid in, in cash, before said Corporation shall commence any insurance business.

      Section 7.The directors shall choose a president, a vice president, a treasurer and one or more secretaries of the Corporation and may appoint such other officers and authorize the employment or appointment of clerks, agents or other employees or representatives and may authorize the establishment of such agencies in this state and elsewhere as shall be deemed advisable for conducting the business of the Corporation, prescribe the duties and fix the compensation of officers and employees and take bonds of any of them for the faithful performance of his duty. Any officer or employee of the Corporation may be displaced and a new one appointed at the pleasure of the directors.

3. The above Resolution was adopted by the Board of Directors and by the shareholders.

4.    Vote of Shareholders:

      No. of Shares        Total Voting         Vote Required        Vote
       Entitled to         Power of Shares             for           Favoring
        Vote               Entitled to Vote        Adoption          Adoption

         100                  100                     67               100

5. The number of affirmative votes of Directors required to adopt such Resolution is two (2). The number of Directors votes in favor of the Resolution was three (3).

Dated at Hartford, Connecticut this 2nd day of August, 1976.

We hereby declare, under penalties of false statement, that the statements made in the foregoing Certificate are true.

/s/   Robert R. Baird           s/s  Michael O'Halloran

      Vice President                 Assistant Secretary

[    ] to:  The Hartford
Htfd Plaza, Htfd  06115
Attn:  Michael O'Halloran, Esq.

FILED
STATE OF CONNECTICUT
AUG 31 1976
 /s/_____SECRETARY OF STATE By
/s/_________Time 4:00P.M.


               Hartford Variable Annuity Life Insurance Company of
                                   Connecticut


                              CERTIFICATE OF MERGER
                                       of
             HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY, INC.
                                       and
         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT


1. The name of the surviving Corporation in the merger is HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT.

2. The Plan of Merger is as attached hereto.

3. The Plan of Merger was adopted by the merging Corporations in the following manner:

      (a) The Plan was approved by resolution adopted by the Board of Directors of each merging Corporation.

      (b) Vote of Shareholders:

             HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY, INC.
                            (A Delaware Corporation)

     No. of Shares          Total Voting           Vote Required         Vote
      Entitled to          Power of Shares             for             Favoring
         Vote              Entitled to Vote         Adoption            Adoption

         350                    350                   176                 350
      Common Shares

         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
                           (A Connecticut Corporation)

      No. of Shares          Total Voting           Vote Required         Vote
       Entitled to          Power of Shares             for             Favoring
          Vote              Entitled to Vote         Adoption          Adoption

         100                     100                   67                 100
      Voting Common
           Shares

Dated at Hartford, Connecticut this 31st day of August, 1976.

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate, insofar as they pertain to Hartford Variable Annuity Life Insurance Company of Connecticut, are true.

HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
(Surviving Corporation)

By    /s/Robert R. Baird                   /s/Michael O'Halloran
      Vice President                       Assistant Secretary

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate, insofar as they pertain to Hartford Variable Annuity Life Insurance Company, Inc., are true.

HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY, INC.
(Terminating Corporation)

By    /s/Robert R. Baird                   By   /s/Michael O'Halloran
      Vice President                       Assistant Secretary

                        AGREEMENT AND ARTICLES OF MERGER

             HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY, INC.
                            (A Delaware Corporation)

                                       and

         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
                           (A Connecticut Corporation)


THIS AGREEMENT AND ARTICLES OF MERGER (hereinafter referred to as "Agreement") made and entered into this 23rd day of August, 1976, by and between HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY, INC. (hereinafter "HVA-Delaware"), a stock insurance company incorporated and existing under the laws of the State of Delaware and having its registered office in Wilmington, Delaware and its principal place of business in Hartford, Connecticut; and HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT (hereinafter "HVA-Connecticut" or "the Surviving Corporation"), a stock insurance company incorporated and existing under the laws of the State of Connecticut and having its principal place of business in Hartford, Connecticut; HVA-Delaware and HVA-Connecticut are sometimes hereinafter referred to as "the Constituent Corporations".

                                   WITNESSETH:

WHEREAS, HVA-Connecticut has authorized, issued and outstanding, capital stock consisting of One Hundred (100) shares of voting common stock, $10 par value per share, and of Twenty-Four Thousand Nine Hundred (24,900) shares of non-voting common stock, $10 par value per share; and HVA-Delaware has issued and outstanding Three Hundred Fifty (350) shares of common stock, $1,000 par value per share, and is authorized to issue Two Thousand (2,000) shares of said common stock; and Hartford Life Insurance Company, a Connecticut corporation, owns all of the aforesaid issued and outstanding shares of HVA-Connecticut and HVA-Delaware; and

WHEREAS, the Boards of Directors of the Constituent Corporations have decreed it in the best interests of the corporations and their shareholders that the domicile of HVA-Delaware be transferred from the State of Delaware to the State of Connecticut, and that such change of domicile be accomplished by a merger of HVA-Delaware into HVA-Connecticut, pursuant to the applicable laws of the States of Delaware and Connecticut; and that as a result of said merger HVA-Connecticut will be the Surviving Corporation and each holder of each share of the common stock of HVA-Connecticut shall be deemed to hold one identical share of the common stock of the Surviving Corporation and all shares of capital stock of HVA-Delaware shall be canceled; and

WHEREAS, the intent of this Agreement is to accomplish the aforementioned purposes;

NOW, THEREFORE, in consideration of the promises and of the mutual provisions, agreements, covenants, conditions and grants herein contained, HVA-Connecticut and HVA-Delaware, by their respective Boards of Directors and in accordance with the applicable provisions of the laws of the State of Delaware and Connecticut have agreed and do hereby agree, each with the other, as follows:

      FIRST: Merger. On the effective date of the merger (as defined in Article SIXTH, Paragraph 2 of this Agreement), HVA-Delaware shall be merged, pursuant to the General Corporation Law of the State of Delaware and the Connecticut General Statutes, into and with HVA-Connecticut, and HVA-Connecticut on such date shall merge HVA-Delaware with and into itself. HVA-Connecticut shall be the corporation which survives such merger, and HVA-Connecticut, as Surviving Corporation, shall continue and be deemed to continue for all purposes whatsoever after the merger of HVA-Delaware with and into itself.

       SECOND: Jurisdiction and Name. The Surviving Corporation shall be governed by the laws of the State of Connecticut and its name shall be Hartford Variable Annuity Life Insurance Company of Connecticut.

      THIRD: Certificate of Incorporation and By-Laws. From and after the effective date of the merger, the Certificate of Incorporation and By-Laws of the Surviving Corporation shall be the Certificate of Incorporation and By-Laws of HVA-Connecticut as constituted on the effective date of the merger. A true and exact copy of said Certificate of Incorporation is attached hereto as Exhibit "A".

      FOURTH: Board of Directors of the Surviving Corporation. The initial Board of Directors of the Surviving Corporation upon the effective date of the merger, and thereafter until a regular or special meeting of stockholders called for the purpose of electing Directors, shall consist of the following persons:

      William A. McMahon             124 Ridgewood Road
                                West Hartford, Connecticut

      Michael O'Halloran             105 Sherbrooke Avenue
                                Hartford, Connecticut

      Michael S. Wilder              3 Rocklyn Drive
                                West Simsbury, Connecticut

In addition, the officers of the Surviving Corporation shall be the officers of HVA-Connecticut immediately prior to the effective date of the merger.

       FIFTH: Conversion of Securities on Merger. The manner of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

      1. Each share of voting common stock and each share of non-voting common stock of HVA-Connecticut issued and outstanding on the effective date of the merger and all rights in respect thereof shall be, immediately upon the effective date of the merger and without further action, deemed to be one identical share of the common stock of the Surviving Corporation.

      2. Each share of common stock of HVA-Delaware issued and outstanding on the effective date of merger and all rights in respect thereof shall be, immediately upon the effective date of the merger, and without further action, canceled as of that date.

       SIXTH: Effective Date and Effects of Merger.

      1. This Agreement is expressly conditioned and contingent upon its adoption and approval by (a) the stockholders of the Constituent Corporations, and (b) the Insurance Commissioners of the States of Delaware and Connecticut, and of other appropriate governmental regulatory agencies. The officers and directors of the Constituent Corporations agree to do and perform each and every act and to execute and acknowledge all documents of every character required to obtain the adoption and approval of said stockholders and governmental agencies; and agree to do and perform each and every act and to execute and acknowledge all documents of every character required to make the merger effective under the General Corporation Law and Insurance Code of the State of Delaware, and the Connecticut General Statutes.

       2. Upon the performance of the conditions and the happening of the contingencies set forth in subparagraph 1 of this Article SIXTH, this Agreement shall be filed in the manner required by the Insurance Code of the State of Delaware and the General Corporation Law of the State of Delaware. The merger shall become effective and the effective date of the merger for purposes of Delaware Law shall be, and hereby is defined to mean, the date on which the Secretary of State shall approve this Agreement and Articles of Merger and shall issue a certificate as provided by 18 Del. C. 4941. On the same or the following day, an executed counterpart of this Agreement and Articles of Merger shall be filed in the office of the Secretary of State of the State of Connecticut in the manner required by the Connecticut General Statutes. The merger shall become effective and the effective date of the merger for purposes of Connecticut law shall be, and is hereby defined to mean, 12:01 a.m. on the first day of the month following such filing in the State of Connecticut.

      3. Except as herein otherwise specifically set forth, as of the effective date, the identity, existence, purposes, powers, assets, franchises, property rights and immunities of HVA-Connecticut shall continue unimpaired and unaffected by the merger; and the corporate identity, existence, purposes, powers, assets, property rights and immunities of HVA-Delaware, including real and personal and tangible and intangible assets of whatsoever character and wherever located, and including all separate accounts of HVA-Delaware, shall become the assets of HVA-Connecticut, and shall be merged into HVA-Connecticut, and pursuant to any and all applicable laws, HVA-Connecticut shall be fully vested therewith. Likewise, as of the effective date, HVA-Connecticut, as the Surviving Corporation, shall assume and shall be liable and responsible for any and all of the legal liabilities and legal obligations of HVA-Delaware, including, without limitation, all liabilities for taxes, all liabilities under insurance contracts theretofore issued or then on binder, and all other legal liabilities and obligations of HVA-Delaware. The existence of HVA-Delaware, except insofar as it may be continued by statute, shall cease on the effective date and thereupon, HVA-Connecticut and HVA-Delaware shall become a single corporation, namely HVA-Connecticut. The Surviving Corporation shall continue as a stock insurance company, and shall have the objects and purposes stated in its Certificate of Incorporation, and in general terms shall have the power and authority to transact any business which HVA-Delaware was empowered and authorized to transact prior to the merger.

      4. HVA-Delaware shall from time to time execute and deliver or cause to be executed and delivered all such deeds or other instruments, and shall take or cause to be taken such further or other action, as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all of the aforesaid rights, privileges, powers and franchises and property, and otherwise to carry out the intent and purpose of this Agreement.

      5. Prior to the effective date, the Board of Directors of HVA-Connecticut shall adopt a resolution to be effective as of the effective date of the merger, providing that such separate account or accounts as may be established and maintained by HVA-Delaware at the time of the merger shall be deemed to be separate accounts of the Surviving Corporation pursuant to the provisions of Connecticut law and that the existence of such separate account or accounts shall continue uninterrupted.

       SEVENTH: Voidability and Abandonment. Anything herein contained to the contrary notwithstanding, this Agreement of Merger, at any time prior to the effective date of the merger, may be terminated and abandoned by the mutual consent of the Board of Directors of each of the Constituent Corporations.

       EIGHT: Connecticut Registered Agent. The name and address of the registered agent in the State of Connecticut of HVA-Connecticut are Michael S. Wilder, The Hartford, Hartford Plaza, Hartford, Connecticut 06115. The principal office of the Surviving Corporation shall be in the City of Hartford, County of Hartford, State of Connecticut.

      NINTH: Right to Amend Certificate of Incorporation. The Surviving Corporation reserves the right to amend, alter, change or repeal its Certificate of Incorporation in the manner now or hereafter prescribed by Connecticut law, and all rights and powers conferred therein on stockholders, directors and officers are subject to this reserved power.

      TENTH: Expenses of Merger. The Surviving Corporation shall pay all expenses of carrying the Agreement of Merger into effect and accomplishing the merger herein provided for; provided, however, that in the event the merger herein provided for shall not be effectuated for any reason, each of the Constituent Corporations shall assume and bear all expenses incurred by or attributable to it. No director or officer of either of the Constituent Corporations or of any parent corporation or subsidiary insurer, shall receive any fee, commission, other compensation or valuable consideration whatever other than regular salary, directly or indirectly, for in any manner aiding, promoting or assisting in the merger.

      ELEVENTH: Service in Delaware Upon Surviving Corporation. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of HVA-Delaware as well as for any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware, and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware is: Hartford Variable Annuity Life Insurance Company of Connecticut, Hartford Plaza, Hartford, Connecticut 06115.

       TWELFTH: Descriptive Headings. The descriptive headings of the several Articles and paragraphs of the Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

       THIRTEENTH: Counterparts. For the convenience of the parties and to facilitate the filing or recording of the Agreement, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

      IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement and Articles of Merger to be signed in their respective corporate names by their respective Presidents or Vice Presidents and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                           HARTFORD VARIABLE ANNUITY LIFE
                           INSURANCE COMPANY, INC.

                           By:  /s/George H. Rieger
                                President

[SEAL]                          Attest:    /s/Michael O'Halloran
                                Assistant Secretary

       Approved by the Directors of Hartford Variable Annuity Life Insurance Company, Inc. by unanimous consent at Hartford, Connecticut this 23rd day of August, 1976.

                           HARTFORD VARIABLE ANNUITY LIFE
                           INSURANCE COMPANY OF CONNECTICUT

                           By:  /s/George H. Rieger
                                President

[SEAL]                          Attest:    /s/Michael O'Halloran
                                Assistant Secretary

      Approved by the Directors of Hartford Variable Annuity Life Insurance Company of Connecticut by unanimous consent at Hartford, Connecticut this 23rd day of August, 1976.

                      CERTIFICATE RESTATING THE CERTIFICATE
                          OF INCORPORATION BY ACTION OF
                               BOARD OF DIRECTORS


1. The name of the Corporation is Hartford Variable Annuity Life Insurance Company of Connecticut.

2. The Certificate of Incorporation is restated only by the following Resolution of the Board of Directors acting alone:

       RESOLVED: That the Restated Certificate of Incorporation, as supplemented and amended to date, is restated only to read as follows:

      Section 1.H.V. Williams, J.W. Clarke and D.C. Thomas, with such other persons as may hereafter be associated with them, their successors and assigns forever, are created a body politic and corporate by the name of Hartford Variable Annuity Life Insurance Company of Connecticut, with power under that name to sue and be sued; to plead and be impleaded in the courts of this state and elsewhere; to adopt a common seal and alter the same at pleasure; to purchase, acquire and hold both real and personal property of every kind, and to sell, grant, alien, invest, use and dispose of the same for the purposes of the Corporation, and from time to time to amend the same; and generally to do and cause to be done and executed all such acts as may seem necessary and proper within the limitations herein contained. If any of said incorporators is, for any reason, unable to act, the remaining incorporators are authorized to name a successor to act in his place and stead.

      Section 2.Said Corporation may make insurance upon lives, may grant and issue annuities, either in connection with or separate from contracts of insurance predicated upon life risks, may issue policies stipulated to be with or without participation in profits, may issue policies or certificates of insurance against loss of life or personal injury resulting from any cause, and against loss resulting from disease or accident, and against any other casualty or risk which may be subject to life, accident or health insurance. Said Corporation in addition to the foregoing is authorized generally to do a life, accident and health insurance business, and is authorized to insure against any and all hazards against which life, accident and health insurance companies are on the effective date of this act, or may thereafter at any time be, authorized to insure by the laws of this state, or of any other state or territory of the United States or foreign countries in which the company may be licensed to carry on business. In addition to the foregoing powers, the purposes of said Corporation are all those permitted by the Stock Corporation Act and other applicable laws of this state.

      Section 3(a). The capital with which said Corporation shall commence business shall be not less than two hundred and fifty thousand dollars and may, from time to time, be increased when authorized by the stockholders to any sum not exceeding in the whole twenty million dollars. The initial capital stock of the Corporation shall consist of one hundred shares of Common Stock, ten dollars par value per share, and twenty-four thousand nine hundred shares of Non-Voting Common Stock, ten dollars par value per share, which Non-Voting Common Stock shall be identical in all respects to the Common Stock of the Corporation except that the Non-Voting Common Stock shall have no voting power or right to notice of any meeting.

      Section 3(b). The Corporation, from time to time, may change the par value and number of shares of its issued and outstanding capital stock, but no such change shall be valid unless approved by a vote of at least two-thirds of the stock represented at a meeting of the stockholders duly warned and held for that purpose nor unless a certificate shall be sworn to and filed in the office of the secretary of the state stating that such change has been duly approved by the stockholders and setting forth a copy of the vote of the stockholders, which vote shall show the details of such change.

      Section 3(c). The Corporation may, from time to time, and to the amount of capital stock authorized by its Certificate of Incorporation, issue shares of stock with the same par value as its then outstanding capital stock. There shall be no pre-emptive right to additional shares of stock issued by the Corporation.

      Section 3(d). The shares of the capital stock shall be subscribed and paid for at such sum in cash per share, not less than par, as the incorporators shall prescribe, and the subscribers therefor shall, at the time of subscription, pay to the commissioners hereinafter named, for the use of the Corporation, not less than ten percent of the par value thereof. The balance due upon such subscriptions shall be paid to the Corporation in such installments and at such times as the directors shall determine, provided the entire capital stock to the amount of not less than two hundred and fifty thousand dollars shall be paid in, in cash, before said Corporation shall commence any insurance business.

      Section 4.The principal office of the Corporation shall be located in the City of Hartford, and the affairs of the Corporation shall be managed by a Board of not fewer than three directors. Such directors may be classified as to their terms of office for terms established by the By-Laws, provided no directors shall be elected for a shorter term than one year nor for a longer term than five years, and provided further the classification shall be such that the term of one or more classes shall expire each succeeding year. The first meeting of the subscribers shall be held at a time and place within the City of Hartford to be appointed for that purpose by the commissioners hereinafter named, and written notice of such meeting, stating the time and place thereof, shall be given by the commissioners to each subscriber in person or by mail at least five days before such meeting. At such meeting or at any adjournment thereof the subscribers to the capital stock may adopt such By-Laws, rules and regulations as may be deemed proper for the regulation of the affairs of the Corporation, and shall elect by ballot not less than three persons to serve as directors until the first annual meeting and until others are chosen in their stead.

      Section 5.The annual meetings of the Corporation, after the first meeting as aforesaid, shall be held at such time in each year and upon such notice as the By-Laws shall prescribe. If the Corporation fails to hold its annual meeting at the time specified for the same in any year, or fails to elect directors thereat, the Corporation shall not be dissolved nor its rights impaired thereby, but a special meeting for that purpose shall be called by the president or by a majority of the directors of said Corporation in case of his refusal or neglect so to do, and in case of the refusal of the president and of the directors to call such meeting, such special meeting may be called by the holders of one-tenth of the capital stock, upon the same notice as is required by the By-Laws for calling an annual meeting, and at such meeting, directors to fill the places of the directors whose terms of office shall have expired may be elected.

      Section 6.The directors shall determine how many of their number, not fewer than two, shall constitute a quorum for the transaction of business, and may fill any vacancy which may occur in the Board between the annual meetings of the stockholders, by choosing a director to act until the next annual meeting and until a successor shall be chosen.

      Section 7.The directors shall choose a president, a vice president, a treasurer and one or more secretaries of the Corporation and may appoint such other officers and authorize the employment or appointment of clerks, agents or other employees or representatives and may authorize the establishment of such agencies in this state and elsewhere as shall be deemed advisable for conducting the business of the Corporation, prescribe the duties and fix the compensation of officers and employees and take bonds of any of them for the faithful performance of his duty. Any officer or employee of the Corporation may be displaced and a new one appointed at the pleasure of the directors.

      Section 8.The president shall have power at any time to call a special meeting of stockholders, upon such notice as the By-Laws shall prescribe, and he shall call such special meeting when requested in writing by the holders of at least one-tenth of the capital stock, and in case of his refusal or neglect to call a meeting on such request, such stockholders may call the same.

      Section 9.At all meetings of the stockholder, all questions shall be determined by a majority vote of those present, allowing one vote to each share of Common Stock, and stockholders shall be entitled to vote in person or by proxies duly appointed.

      Section 10. Subject to the approval of the insurance commissioner, said Corporation may enter into a merger or consolidation with one or more other insurance companies organized within or without this state or acquire the assets thereof by issuance of shares of its stock or otherwise, whether or not the charter of such other company expressly so provides. The provisions of the general statutes relating to the merger or consolidation of corporations, shall apply to any such merger, consolidation or acquisition of assets.

      Section 11. To carry out the purposes of this act and to organize said Corporation, H.V. Williams, J.W. Clarke and D.C. Thomas are appointed commissioners to open books of subscription and to receive subscriptions to the capital stock of said Corporation, to receive the first installment on such subscriptions, to close the subscription books when the capital stock shall have been subscribed to the full amount, not less than two hundred and fifty thousand dollars, with which the incorporators shall have determined to commence any insurance business, and, if the capital stock is oversubscribed, to apportion the same in their discretion among the subscribers. When the capital stock has been so subscribed, said commissioners, or a majority of them, shall call the first meeting of the subscribers as provided in Section 4 of this act for the purposes therein set forth, and when the By-Laws have been adopted and the directors chosen, and the Board of Directors so chosen have been organized by the choice of a president and a secretary, the commissioners shall pay over to the officers of the Corporation all moneys received by them upon subscriptions to the capital stock, and said Corporation shall thereupon be deemed to be fully organized. If any of said commissioners is, for any reason, unable to act, the remaining commissioners are authorized to name a successor or successors to act in his place and stead.

      Section 12. This charter shall be void unless said Corporation shall be organized and a certificate of such organization shall be executed and filed according to law on or before October 3, 1971.

3. (a) The above Resolution merely restates and does not change the provisions of the original Certificate of Incorporation as amended to date.

      (b) Other than as indicated in Paragraph 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date and the provisions of this Certificate Restating the Certificate of Incorporation.

4. The number of affirmative votes required to adopt such Resolution is two (2).

5. The number of directors' votes in favor of the Resolution was three (3).

Dated at Hartford, Connecticut this 2nd day of August, 1976.

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate are true.



/s/Robert R. Baird                   /s/Michael O'Halloran
Vice President                  Assistant Secretary

FILED
STATE OF CONNECTICUT
AUG 4 1976
 /s/_________SECRETARY OF STATE
 By /s/______Time 9:55 A.M.

              CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY
                  ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS


1. The name of the Corporation is Hartford Variable Annuity Life Insurance Company of Connecticut.

2. The Certificate of Incorporation is amended only by the following Resolution of Directors and Shareholders:

           RESOLVED: That Subsection 3(a) of the Corporation's Certificate of Incorporation is amended to increase the par value of the Corporation's shares from ten dollars ($10) to sixty dollars ($60) per share, as follows:

           The capital with which said Corporation shall commence business shall be not less than two hundred and fifty thousand dollars ($250,000) and may, from time to time, be increased when authorized by the stockholders to any sum not exceeding in the whole twenty million dollars ($20,000,000). The capital stock of the Corporation shall consist of one hundred (100) shares of Common Stock, sixty dollars ($60) par value per share, and twenty-four thousand nine hundred (24,900) shares of Non-Voting Common Stock, sixty dollars ($60) par value per share, which Non-Voting Common Stock shall be identical in all respects to the Common Stock of the Corporation except that the Non-Voting Common Stock shall have no voting power or right to notice of any meeting.

3. The above Resolution was adopted by the Board of Directors and by the Shareholders.

4.    Vote of Shareholders:

      No. of Shares        Total Voting         Vote Required        Vote
      Entitled to          Power of Shares           for             Favoring
        Vote              Entitled to Vote         Adoption          Adoption

        100                    100                    67               100

5. The number of affirmative votes of Directors required to adopt such Resolution is two (2). The number of Director votes in favor of the Resolution was three (3).

Dated at Hartford, Connecticut this 30th day of December, 1976.

We hereby declare, under penalties of false statement, that the statements made in the foregoing Certificate are true.



           /s/George H. Rieger             /s/Michael O'Halloran
              President                             Assistant Secretary
seal  STATE OF CONNECTICUT
      INSURANCE DEPARTMENT
      STATE OFFICE BUILDINGHARTFORD, CONNECTICUT 06115

This is to Certify, that the name change of the Hartford Variable Annuity Life Insurance Company to Skandia Life Assurance Corporation of America is approved.



Witness my hand and official seal, at Hartford,
this 6th day of June  1988

/s/________
Insurance Commissioner


FILED
STATE  OF  CONNECTICUT
 JUN  10  1988
 /s/__________
 SECRETARY  OF  THE  STATE
 /s/______-time 12:00 P.M.

F.F.  4
Form 2

                              STATE OF CONNECTICUT
                              INSURANCE DEPARTMENT

               STATE OFFICE BUILDING - HARTFORD, CONNECTICUT 06115


This is to Certify, that the name change of the Hartford Variable Annuity Life Insurance Company to Skandia Life Assurance Corporation of America is approved.




FILED
STATE OF CONNECTICUT

June ______ 1988

/s/ Secretary of State


                                                Witness  my  hand  and  official
                                                seal, at Hartford.  This 6th day
                                                of June _____ 1988.


                                                /s/ Insurance Commissioner

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION
By action of  ___INCORPORATORS
              ___BOARD OF DIRECTORS
              XX BOARD OF DIRECTORS
                  AND SHAREHOLDERS
                  (Stock Corporation)
              ___BOARD OF DIRECTORS
                  AND MEMBERS
                  (Nonstock Corporation)

                                                             For office use only
                                                                     Account No.
                                                                           20.00
                                                                        Initials

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.  NAME OF CORPORATION                                             DATE
       HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY             May 27, 1988

2.  The Certificate of incorporation is  XX  A.  AMENDED ONLY
                                       ___B.  AMENDED AND RESTATED
                                       ___C.  RESTATED ONLY
                                              by the following resolution

Resolved Article "1" of the Certificate of Incorporation of this corporation be and it hereby is amended to read in its entirety:

        "1. The name of the corporation is: Skandia Life Assurance Corporation of America."

3.  (Omit if 2A is checked)
    (a)The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)

    (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS
__4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote if any)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
SIGNED                                      SIGNED                                      SIGNED

                                            APPROVED

       (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
SIGNED                                      SIGNED                                      SIGNED

                                    Continued

BY ACTION OF BOARD OF DIRECTORS
__4. (Omit if 2C is checked.)  The above resolution was adopted by the board of directors acting alone,
__there being no shareholders or subscribers.
__the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
__the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such resolution is:

6. The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)


SIGNED (SECRETARY OR ASSISTANT SECRETARY)

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
X 4. The above resolution was adopted by the board of directors and by shareholders.

    5.  Vote of shareholders:
         (a) (Use if no shares are required to be voted as a class) NUMBER OF SHARES ENTITLED TO VOTE
                           100
         TOTAL VOTING POWER
                           100
         VOTE REQUIRED FOR ADOPTION
                           67
         VOTE FAVORING ADOPTION
                           100
         (b) (If shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
Jon H. Nicholson, Vice President

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
William J. Lazarou, Secretary

SIGNED (President or Vice President)
/s/Jon H. Nicholson

SIGNED (Secretary or Assistant Secretary)
/s/William J. Lazarou


  BY ACTION OF BOARD OF DIECTORS AND MEMBERS
 __ 4.The above resolution was adopted by the board of directors and by members.

     5.  Vote of members:
        (a)  (Use is no members are required to vote as a class.)
              NUMBER OF MEMBERS VOTING
              TOTAL VOTING POWER
              VOTE REQURIED FOR ADOPTION
              VOTE FAVORING ADOPTION

        (b)(If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)

SIGNED (Secretary or Assistant Secretary)

  FOR OFFICE USE ONLY


  FILING FEE
        $30.
  CERTIFICATION FEE
        $27  (3CC's)
  TOTAL FEES
        $137

SIGNED (For secretary of the State)
    Rec3CC's


CERTIFIED COPY SENT ON (Date)


TO


CARD
                                                                     REC & 3CC'S
                                                                P/u 6/7/88 11:00
                                                     Prentice Hall Corp Services
                                                          1 Gulf & Western Plaza
                                                              New York, NY 10023
LIST


PROOF
                                                         INFOSEARCH WILL PICK UP

FILED
STATE OF CONNECTICUT
                               Jun 6 12:00 PM '88
seal  STATE OF CONNECTICUT
      INSURANCE DEPARTMENT
      STATE OFFICE BUILDINGHARTFORD, CONNECTICUT 06115

This  is to  Certify,  that  the  name  change  of the  Skandia  Life  Assurance
Corporation of America to America Skandia Life Assurance Corporation is approved..



Witness my hand and official seal, at Hartford,
this 26th day of July  1988

/s/________
Acting Insurance Commissioner


FILED
STATE  OF  CONNECTICUT
JUL  26  1988
 /s/__________
SECRETARY  OF  THE  STATE
/s/______-time 3:00 P.M.

F.F.  4
Form 2

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION
By action of  ___INCORPORATORS
              ___BOARD OF DIRECTORS
              XX BOARD OF DIRECTORS
                  AND SHAREHOLDERS
                  (Stock Corporation)
              ___BOARD OF DIRECTORS
                  AND MEMBERS
                  (Nonstock Corporation)

                                                             For office use only
                                                                     Account No.
                                                                        Initials

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.  NAME OF CORPORATION                                            DATE
       SKANDIA LIFE ASSURANCE CORPORATION OF AMERICA               July 18, 1988

2.  The Certificate of incorporation is  XX  A.  AMENDED ONLY
                                       ___B.  AMENDED AND RESTATED
                                       ___C.  RESTATED ONLY
                                              by the following resolution

 Resolved Article "1" of the Certificate of Incorporation of the corporation be and it hereby is amended to read in its entirety:

                  "1. The name of the corporation is: American Skandia Life Assurance Corporation of America."

3.  (Omit if 2A is checked)
    (a)The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)

    (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS
__4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote if any)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
SIGNED                                      SIGNED                                      SIGNED

                                    APPROVED

       (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
SIGNED                                      SIGNED                                      SIGNED

                                    Continued

BY ACTION OF BOARD OF DIRECTORS
__4. (Omit if 2C is checked.)  The above resolution was adopted by the board of directors acting alone,
__there being no shareholders or subscribers.
__the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
__the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such resolution is:

6. The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)


SIGNED (SECRETARY OR ASSISTANT SECRETARY

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
X 4. The above resolution was adopted by the board of directors and by shareholders.

    5.  Vote of shareholders:
         (a) (Use if no shares are required to be voted as a class) NUMBER OF SHARES ENTITLED TO VOTE
                           100
         TOTAL VOTING POWER
                           100
         VOTE REQUIRED FOR ADOPTION
                           67
         VOTE FAVORING ADOPTION
                           100
         (b) (If shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
Jon H. Nicholson, Vice President

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
William J. Lazarou, Secretary

SIGNED (President or Vice President)
/s/Jon H. Nicholson

SIGNED (Secretary or Assistant Secretary)
/s/William J. Lazarou


  BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
 __ 4.The above resolution was adopted by the board of directors and by members.

     5.  Vote of members:
        (a)  (Use if no members are required to vote as a class.)
              NUMBER OF MEMBERS VOTING
              TOTAL VOTING POWER
              VOTE REQUIRED FOR ADOPTION
              VOTE FAVORING ADOPTION

        (b)(If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)

SIGNED (Secretary or Assistant Secretary)

  FOR OFFICE USE ONLY

  FILED
  STATE OF CONNECTICUT
  /s/ Secretary of State

  FILING FEE
        $30.
  CERTIFICATION FEE
        $10
  TOTAL FEES
        $80

SIGNED (For secretary of the State)
    Rec & CC's  sent 3:00PM 7/26/88 (260001A)


CERTIFIED COPY SENT ON (Date)


TO
Infosearch
30 High St.
Hartford, Ct

CARD


LIST


PROOF

FILED
STATE OF CONNECTICUT
Jul 26  3:00PM

                              CERTIFICATE OF MERGER
                                       of
                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                       and
         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT

1. The name of the surviving Corporation in the merger is HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT.

2. The Plan of Merger is an attached hereto. The effective date thereof is May 1, 1977.

3. The Plan of Merger was adopted by the merging Corporations in the following manner.

      (a) The Plan was approved by resolution adopted by the Board of Directors of each merging Corporation.

      (b) Vote of shareholders:

                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
                         (A South Carolina Corporation)

      No. of Shares        Total Voting         Vote Required        Vote
        Entitled to        Power of Shares              for          Favoring
            Vote          Entitled to Vote         Adoption          Adoption

      15,000 Common           15,000                7,501            15,000
      10,000 Preferred        10,000                6,667            10,000

         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
                           (A Connecticut Corporation)

      No. of Shares        Total Voting         Vote Required        Vote
        Entitled to        Power of Shares              for          Favoring
            Vote           Entitled to Vote        Adoption          Adoption

             100              100                    67              100

Dated at Hartford, Connecticut this 27th day of April, 1977.

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate, insofar as they pertain to Hartford Variable Annuity Life Insurance Company of Connecticut, are true.

HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
(Surviving Corporation)

By    /s/Robert R. Baird                   /s/Michael O'Halloran
      Vice President                 Assistant Secretary

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate, insofar as they pertain to Hartford Variable Annuity Life Insurance Company, are true.

HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
(Terminating Corporation)


By    /s/Robert R. Baird                   /s/Michael S. Wilder
      Vice President                          Secretary

FILED
STATE OF CONNECTICUT
APR 29 1977

/s/_________SECRETARY OF STATE
By /s/________Time 8:50 A.M.

$20. filing
17.CC
 .42  SC
 .42 overpayment
$37.84 Total

                               AGREEMENT OF MERGER

                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
                         (A South Carolina Corporation)

                                       and

         HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT
                           (A Connecticut Corporation)

THIS AGREEMENT OF MERGER (hereinafter referred to as "Agreement") made and entered into this 1st day of March, 1977, by and between HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY (hereinafter "HVA-South Carolina"), a stock insurance company incorporated and existing under the laws of the State of South Carolina and having its place of business in Hartford, Connecticut; and HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY OF CONNECTICUT (hereinafter "HVA-Connecticut" or the "Surviving Corporation"), a stock insurance company incorporated and existing under the laws of the State of Connecticut and having its principal place of business in Hartford, Connecticut; HVA-South Carolina and HVA-Connecticut are sometimes hereinafter referred to as "The Constituent Corporations".

                                   WITNESSETH:

WHEREAS, HVA-Connecticut has authorized, issued and outstanding capital stock consisting of One Hundred (100) shares of voting common stock, $60 par value per share, and of Twenty-Four Thousand Nine Hundred (24,900) shares of non-voting common stock, $60 par value per share; and HVA-South Carolina has issued and outstanding Fifteen Thousand (15,000) shares of common stock, $100 par value per share, and of Ten Thousand (10,000) shares of preferred stock, $1 par value per share; and

WHEREAS, Hartford Life Insurance Company, a Massachusetts corporation, owns all of the aforesaid issued and outstanding shares of HVA-South Carolina and HVA-South Carolina owns all of the aforesaid issued and outstanding shares of HVA-Connecticut; and

WHEREAS, the Boards of Directors of the Constituent Corporations have decreed it in the best interests of the corporations and their shareholders that the domicile of HVA-South Carolina be transferred from the State of South Carolina to the State of Connecticut, and that such change of domicile be accomplished by a merger of HVA-South Carolina into HVA-Connecticut, pursuant to the applicable laws of the States of South Carolina and Connecticut; and that as a result of said merger HVA-Connecticut will be the Surviving Corporation and each holder of each share of the common stock of HVA-South Carolina shall be deemed to hold the shares of the common stock of the Surviving Corporation and all shares of capital stock of HVA-South Carolina shall be canceled; and

WHEREAS, the intent of this Agreement is to accomplish the aforementioned purposes:

NOW, THEREFORE, in consideration of the promises and of the mutual provisions, agreements, covenants, conditions and grants herein contained, HVA-Connecticut and HVA-South Carolina, by their respective Boards of Directors and in accordance with the applicable provisions of the laws of the State of South Carolina and Connecticut have agreed and do hereby agree, each with the other, as follows:

FIRST: Merger. On the effective date of the merger (as defined in Article SIXTH, Paragraph 2 of this Agreement), HVA-South Carolina shall be merged, pursuant to the South Carolina Business Corporation Act of 1962 and the Connecticut General Statutes, into and with HVA-Connecticut, and HVA-Connecticut on such date shall merge HVA-South Carolina with and into itself. HVA-Connecticut shall be the corporation which survives such merger, and HVA-Connecticut, as Surviving Corporation, shall continue and be deemed to continue for all purposes whatsoever after the merger of HVA-South Carolina with and into itself.

SECOND: Jurisdiction and Name. The Surviving Corporation shall be governed by the laws of the State of Connecticut and its name shall be Hartford Variable Annuity Life Insurance Company.

THIRD: Certificate of Incorporation and By-Laws. From and after the effective date of the merger, the Certificate of Incorporation and By-Laws of the Surviving Corporation shall be the Certificate of Incorporation and By-Laws of HVA-Connecticut as constituted on the effective date of the merger except that the name of the Surviving Corporation shall be Hartford Variable Annuity Life Insurance Company.

FOURTH: Board of Directors of the Surviving Corporation. The initial Board of Directors of the Surviving Corporation upon the effective date of the merger, and thereafter until a regular or special meeting of stockholders called for the purpose of electing Directors, shall consist of the following persons:

           Harry V. Williams               Raoul J. Grandpre
           Herbert P. Schoen               Robert R. Baird
           DeRoy C. Thomas                 Howard T. Cohn
           William M. Griffin              George H. Rieger
           Raymond H. Deck                 Dean L. Hones
           Robert B. Goode, Jr.            Donald R. Sondergeld

In addition, the officers of the Surviving Corporation shall be the officers of HVA-South Carolina immediately prior to the effective date of the merger.

FIFTH: Conversion of Securities on Merger. The manner of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

1. Each share of voting common stock and each share of non-voting common stock of HVA-Connecticut issued and outstanding on the effective date of the merger and all rights in respect thereof shall be, immediately upon the effective date of the merger and without further action, deemed to be one identical share of the common stock of the Surviving Corporation to be owned by the holder of the shares of HVA-South Carolina.

2. Each share of common stock of HVA-South Carolina issued and outstanding on the effective date of merger and all rights in respect thereof shall be, immediately upon the effective date of the merger, and without further action, canceled as of that date.

SIXTH: Effective Date and Effects of Merger.

1. This Agreement is expressly conditioned and contingent upon its adoption and approval by (a) the stockholders of the Constituent Corporations, (b) a majority of the variable annuity contract owners of the HVA-South Carolina Separate Account, and (c) the Insurance Commissioners of the States of South Carolina and Connecticut, and of other appropriate governmental regulatory agencies. The officers and directors of the Constituent Corporations agree to do and perform each and every act and to execute and acknowledge all documents of every character required to obtain the adoption and approval of said stockholders and governmental agencies; and agree to do and perform each and every act and to execute and acknowledge all documents of every character required to make the merger effective under the General Corporation Law and Insurance Code of the State of South Carolina, and the Connecticut General Statutes.

2. Upon the performance of the conditions and the happening of the contingencies set forth in subparagraph 1 of this Article SIXTH the effective date of the merger shall be, and is hereby defined to mean, 12:01 a.m. on such date as the directors of both Constituent Corporations shall adopt by resolution, provided that the effective date will in no event be later than January 1, 1978.

3. Except as herein otherwise specifically set forth, as of the effective date, the identity, existence, purposes, powers, assets, franchises, property rights and immunities of HVA-South Carolina, including real and personal and tangible and intangible assets of whatsoever character and wherever located, and including all separate accounts of HVA-South Carolina, shall become the assets of HVA-Connecticut, and shall be merged into HVA-Connecticut, and pursuant to any and all applicable laws, HVA-Connecticut shall be fully vested therewith. Likewise, as of the effective date, HVA-Connecticut, as the Surviving Corporation, shall assume and shall be liable and responsible for any and all of the legal liabilities and legal obligations of HVA-South Carolina then outstanding, including, without limitation, all liabilities for taxes, all liabilities under insurance contracts theretofore issued or then on binder, and all other legal liabilities and obligations of HVA-South Carolina. The existence of HVA-South Carolina, except insofar as it may be continued by statute, shall cease on the effective date and thereupon, HVA-Connecticut and HVA-South Carolina shall become a single corporation. The Surviving Corporation shall continue as a stock insurance company, and shall have the objects and purposes stated in its Certificate of Incorporation, and in general terms shall have the power and authority to transact any business which HVA-South Carolina was empowered and authorized to transact prior to the merger.

4. HVA-South Carolina shall from time to time execute and deliver or cause to be executed and delivered all such deeds or other instruments, and shall take or cause to be taken such further or other action, as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all of the aforesaid rights, privileges, powers and franchises and property, and otherwise to carry out the intent and purpose of this Agreement.

SEVENTH: Voidability and Abandonment. Anything herein contained to the contrary notwithstanding, this Agreement of Merger, at any time prior to the effective date of the merger, may be terminated and abandoned by the mutual consent of the Board of Directors of each of the Constituent Corporations.

EIGHTH: Connecticut Registered Agent. The name and address of the registered agent in the State of Connecticut of HVA-Connecticut are Michael S. Wilder, The Hartford, Hartford Plaza, Hartford, Connecticut 06115. The principal office of the Surviving Corporation shall be in the City of Hartford, County of Hartford, State of Connecticut.

NINTH: Right to Amend Certificate of Incorporation. The Surviving Corporation reserves the right to amend, alter, change or repeal its Certificate of Incorporation in the manner now or hereafter prescribed by Connecticut law, and all rights and powers conferred therein on stockholders, directors and officers are subject to this reserved power.

TENTH: Expenses of Merger. The Surviving Corporation shall pay all expenses of carrying the Agreement of Merger into effect and accomplishing the merger herein provided for; provided, however, that in the event the merger herein provided for shall not be effectuated for any reason, each of the Constituent Corporations shall assume and bear all expenses incurred by or attributable to it. No director or officer of either of the Constituent Corporations or of any parent corporation or subsidiary insurer, shall receive any fee, commission, other compensation or valuable consideration whatever other than regular salary, directly or indirectly, for in any manner aiding, promoting or assisting in the merger.

ELEVENTH: Service in South Carolina Upon Surviving Corporation. The Surviving Corporation agrees that it may be served with process in the State of South Carolina in any proceeding for enforcement of any obligation of HVA-South Carolina as well as for any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of South Carolina Business Corporation Act and hereby irrevocably appoints the Secretary of State of the State of South Carolina as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of South Carolina is: Hartford Variable Annuity Life Insurance Company, Hartford Plaza, Hartford, Connecticut 06115.

TWELFTH: Descriptive Headings. The descriptive headings of the several Articles and paragraphs of the Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

THIRTEENTH: Counterparts. For the convenience of the parties and to facilitate the filing or recording of the Agreement, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement of Merger to be signed in their respective corporate names by their respective Presidents or Vice Presidents and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
ATTEST:


/s/Michael S. Wilder       By   /s/George H. Rieger
                                   Senior Vice President

                                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                                                  OF CONNECTICUT
ATTEST:


/s/Michael O'Halloran      By   /s/George H. Rieger
                                           President

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION
By action of  ___INCORPORATORS
              ___BOARD OF DIRECTORS
              XX BOARD OF DIRECTORS
                  AND SHAREHOLDERS
                  (Stock Corporation)
              ___BOARD OF DIRECTORS
                  AND MEMBERS
                  (Nonstock Corporation)

                                                             For office use only
                                                                     Account No.
                                                                        Initials

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.  NAME OF CORPORATION                                       DATE
       Hartford Variable Annuity Life Insurance Company       November 10,  1981

2.  The Certificate of incorporation is   A.  AMENDED ONLY
                                       XX B.  AMENDED AND RESTATED
                                       ___C.  RESTATED ONLY
                                              by the following resolution

See attached Restated Certificate of Incorporation

3.  (Omit if 2A is checked)
    (a)The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)

    (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS
__4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote if any)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
SIGNED                                      SIGNED                                      SIGNED

                                            APPROVED

       (All subscribers, or if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
SIGNED                                      SIGNED                                      SIGNED

                                    Continued

BY ACTION OF BOARD OF DIRECTORS
__4. (Omit if 2C is checked.)  The above resolution was adopted by the board of directors acting alone,
__there being no shareholders or subscribers.
__the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
__the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such resolution is:

6. The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)

SIGNED (SECRETARY OR ASSISTANT SECRETARY)


BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
X 4. The above resolution was adopted by the board of directors and by shareholders.

    5.  Vote of shareholders:
         (a) (Use if no shares are required to be voted as a class) NUMBER OF SHARES ENTITLED TO VOTE
                           100
         TOTAL VOTING POWER
                           100
         VOTE REQUIRED FOR ADOPTION
                           67
         VOTE FAVORING ADOPTION
                           100
         (b) (If shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT Executive Vice President and Chief Operating Officer(Print or Type)
 Robert B. Goode, Jr. President

NAME OF SECRETARY OR ASSISTANT SECRETARY General Counsel and Secretary (Print or
Type)

SIGNED (President or Vice President)
/s/Robert B. Goode, Jr

SIGNED (SECRETARY OR ASSISTANT SECRETARY
/s/William A. McMahon, Secretary


  BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
 __ 4.The above resolution was adopted by the board of directors and by members.

     5.  Vote of members:
        (a)  (Use if no members are required to vote as a class.)
              NUMBER OF MEMBERS VOTING
              TOTAL VOTING POWER
              VOTE REQURIED FOR ADOPTION
              VOTE FAVORING ADOPTION

        (b)(If the members of any class are entitled to vote as a class , indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice President)

SIGNED (SECRETARY OR ASSISTANT SECRETARY)


  FOR OFFICE USE ONLY


  FILING FEE
        $30.
  CERTIFICATION FEE
        $12.50
  TOTAL FEES
        $42.50

SIGNED (For secretary of the State)

12-14-81  L. M.

CERTIFIED COPY SENT ON (Date)                                           INITIALS
REC
12/17

TO

Htfd Insurance Co.
Htfd Plaza, Htfd  Ct.  06115
CARD

LIST

PROOF

FILED
STATE OF CONNCTICUT
DEC 9  1981

Barbara B. Kannelly
SECRETARY OF STATE

By /s/ LM Time 11:45 A.M.

Question 3
1) Section 1 is amended to read "The name of the corporation is Hartford Variable Annuity Life Insurance Company" and it shall have all the powers granted by general statutes, as now enacted or hereinafter amended, to corporations under the Stock Corporation Act.

2) The following sentence has been added to the end of Section 3:

"There shall be no preemptive right to additional shares. of stock issued by the corporation."

                        3)  Sections 3(b)-(d) are deleted.

                        4)  Section 4 is deleted.

                        5)  Section 5 is deleted.

                        6)  Section 6 is deleted.

                        7)  Section 7 is deleted.

                        8)  Section 8 is deleted.

                        9)  Section 9 is deleted.

                        10) Section 10 is deleted.

                        11) Section 11 is deleted.

                        12) Section 12 is deleted.

                      RESTATED CERTIFICATE OF INCORPORATION

                HARTFORD VARIABLE ANNUITY LIFE INSURANCE COMPANY


      This Restricted Certificate of Incorporation gives effect to amendments of the Certificate of Incorporation and otherwise purports merely to restate those provisions already in effect. This Restated Certificate of Incorporation has been adopted by vote of the Board of Directors and Shareholders.

      Section 1.The name of the corporation is Hartford Variable Annuity Life Insurance Company and it shall have all the powers granted by general statutes, as now enacted or hereinafter amended, to corporations under the Stock Corporation Act.

      Section 2.Said Corporation may make insurance upon lives, may grant and issue annuities, either in connection with or separate from contracts of insurance predicated upon life risks, may issue policies stipulated to be with or without participation in profits, may issue policies or certificates of insurance against loss of life or personal injury resulting from any cause, and against loss resulting from disease or accident, and against any other casualty or risk which may be subject to life, accident or health insurance. Said Corporation in addition to the foregoing is authorized generally to do a life, accident and health insurance business, and is authorized to insure against any and all hazards against which life, accident and health insurance companies are on the effective date of this act, or may thereafter at any time be, authorized to insure by the laws of this state, or of any other state or territory of the United States or foreign countries in which the company may be licensed to carry on business. In addition to the foregoing powers, the purposes of said Corporation are all those permitted by the Stock Corporation Act and other applicable laws of this state.

      Section 3.The capital with which said Corporation shall commence business shall be not less than two hundred and fifty thousand dollars ($250,000) and may, from time to time, be increased when authorized by the stockholders to any sum not exceeding in the whole twenty million dollars ($20,000,000). The capital stock of the Corporation shall consist of one hundred (100) shares of Common Stock, eighty dollars ($80) par value per share, and twenty-four thousand nine hundred (24,900) shares of Non-Voting Common Stock, eighty dollars ($80) par value per share, which Non-Voting Common Stock shall be identical in all respect to the Common Stock of the Corporation except that the Non-Voting Common Stock shall have no voting power or right to notice of any meeting. There shall be no preemptive right to additional shares of stock issued by the corporation.

We hereby declare, under the penalties of false statement that the statements made in the foregoing Certificate are true.

Date: November 10, 1981              Hartford Variable Annuity Life
                                                Insurance Company


                                By:  Robert B. Goode, Jr.
                                     Executive Vice President and
                                     Chief Operating Officer

Attest:

William A. McMahon
General Counsel and Secretary


3453D/47D

                           CERTIFICATE OF ORGANIZATION

               OF HARTFORD INSURANCE GROUP LIFE INSURANCE COMPANY

         THIS IS TO that at Hartford, Connecticut on the 23rd day of July, 1969, H.V. Williams and [ ], being a majority of the persons authorized to [ ] Hartford Insurance Group Life Insurance Company as a corporation under Special Act No. 136 passed by the January, [ ] session of the General Assembly of the State of Connecticut and approved May 21, 1969, incorporating the Hartford Insurance Group Life Insurance Company located in the city of Hartford, took all action required by the terms and provisions of [ ] Special Act and the General Statutes of the State of Connecticut to duly effect the organization as a corporation of Hartford Insurance Group Life Insurance Company.

         We hereby declare, under the penalty of perjury, that the statements made in the foregoing certificate are true. Dated at New York, N.Y., this 19th day of August, 1969.

                                                                             /s/
                                                                  Vice President


                                                                             /s/
                                                             Assistant Secretary